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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 22, 1998

                         Commission File No. 000-20849


                        Rutherford-Moran Oil Corporation
             (Exact name of Registrant as specified in its charter)

         Delaware                                              76-0499690
(State of Incorporation                                     (I.R.S. Employer
      Organization)                                      Identification Number)


                                5 Greenway Plaza
                                   Suite 220
                              Houston, Texas 77046
          (Address of principal executive offices, including zip code)


                                 (713) 622-5555
              (Registrant's telephone number, including area code)
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Item 1. Other Events

         On January 22, 1998, Rutherford-Moran Oil Corporation publicly announced that it has initiated a process to explore various strategic alternatives, including the possible merger or sale of the company. The purpose of this report is to file the press release containing such announcement under the Securities Exchange Act of 1934, as amended, so that such announcement may be incorporated by reference in the Registration Statement on Form S-4 of Rutherford-Moran Oil Corporation, relating to an offer to exchange Rule 144A debt securities for similar securities that are publicly registered.

Item 2. Statements and Exhibits

         Exhibits:

         Exhibit

         Number                        Description
         ----------                    --------------
          99.1                         Press release of Rutherford-Moran Oil
                                       Corporation dated January 22, 1998

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Rutherford-Moran Oil Corporation
                                     (Registrant)

                                      /s/ DAVID F. CHAVENSON


                                     -------------------------------------------
                                     David F. Chavenson
                                     Vice President, Finance and Chief Financial
                                     Officer and Corporate Secretary

Date: February 3, 1998
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                              INDEX TO EXHIBITS

            Exhibit
            Number                     Description
            -------                    -----------
             99.1                      Press release of Rutherford-Moran Oil
                                       Corporation dated January 22, 1998